SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2003

(Date of earliest event reported)

UMBRELLA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-20211	36-3620612

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 South Archer Road, Summit, Illinois		60501

(Address of principal executive offices)		(Zip Code)

(708) 458-2002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
Exhibit 99.1

Item 5.      OTHER EVENTS

     On February 27, 2003, Umbrella Bancorp, Inc. (the “Company”) announced in a press release that a wholly-owned subsidiary intends to purchase, from time to time, in open market and privately negotiated transactions, shares of the Capital Securities issued by Argo Capital Trust Co. (the “Trust”), a Delaware business trust subsidiary of the Company. The press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated February 27, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UMBRELLA BANCORP, INC.

By:	/s/ John G. Yedinak John G. Yedinak Chief Executive Officer

Date:   February 27, 2003